Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT

TO

5-YEAR REVOLVING CREDIT AGREEMENT

dated as of

June 29, 2012

among

NUSTAR LOGISTICS, L.P.,

NUSTAR ENERGY L.P.,

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent,

and

The Lenders Party Hereto

FIRST AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

THIS FIRST AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT (this “First Amendment”) dated as of June 29, 2012, is among NUSTAR LOGISTICS, L.P., a Delaware limited partnership (the “Borrower”); NUSTAR ENERGY L.P., a Delaware limited partnership (the “MLP”); NUSTAR PIPELINE OPERATING PARTNERSHIP L.P., a Delaware limited partnership (the “Subsidiary Guarantor” and, together with the Borrower and the MLP, the “Obligors”);  JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); and the undersigned Lenders.

R E C I T A L S

A.            The Borrower, the MLP, the Administrative Agent and the Lenders are parties to that certain 5-Year Revolving Credit Agreement dated as of May 2, 2012 (the “Credit Agreement”), pursuant to which the Lenders have made certain extensions of credit available to the Borrower.

B.            The Subsidiary Guarantor is a party to that certain Subsidiary Guaranty Agreement dated as of May 2, 2012 made by each of the Guarantors (as defined therein) in favor of the Administrative Agent (the “Subsidiary Guaranty”).

C.            The Borrower has requested and the Lenders have agreed to amend certain provisions of the Credit Agreement.

D.            NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.              Defined Terms.  Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement.  Unless otherwise indicated, all references to Sections and Articles in this First Amendment refer to Sections and Articles of the Credit Agreement.

Section 2.              Amendments to Credit Agreement.

2.1    Amendments to Section 1.01.

(a)           The definition of “Consolidated EBITDA” is hereby amended and restated in its entirety to read as follows:

“Consolidated EBITDA” means, without duplication, as to the MLP and its Restricted Subsidiaries, on a consolidated basis for each Rolling Period, the amount equal to Consolidated Operating Income for such period (a) plus the following to the extent deducted from Consolidated Operating Income in such period:  (i) depreciation and amortization; and (ii) other non-cash charges for such period (including any non-cash losses or negative adjustments under FASB ASC 815 (and any statements replacing, modifying or superseding such statement) as the result of changes in the fair market value of derivatives); (b) minus all non-cash income added to Consolidated Operating Income in such period (including any non-cash gains or positive adjustments under FASB ASC 815 (and any statements replacing, modifying or superseding such statement) as the result of changes in the fair market value of derivatives); (c) plus any Material Project EBITDA Adjustments for such period; (d) plus cash distributions received from joint ventures and Unrestricted Subsidiaries during such period, provided that the aggregate amount of all such cash distributions included pursuant to this clause (d) during any period shall not exceed 20% of the total actual Consolidated EBITDA of the MLP and its Restricted Subsidiaries for such period (which total actual Consolidated EBITDA shall be determined without including any Material Project EBITDA Adjustments or any adjustments in respect of any acquisitions or dispositions as provided in this definition); and (e) plus any proceeds received from business interruption insurance provided that such proceeds are received during any Rolling Period with respect to an event or events that occurred during such Rolling Period; provided that Consolidated EBITDA shall be adjusted from time to time as necessary to give pro forma effect to permitted acquisitions or Investments (other than Joint Venture Interests) or sales or other transfers of property by the MLP and its Restricted Subsidiaries (including any contributions of assets to joint ventures not otherwise prohibited hereby).

(b)           The following definition is hereby added where alphabetically appropriate to read as follows:

“Asphalt Business Disposition” shall be deemed to have occurred when all or substantially all of the asphalt assets and operations of the MLP and its Restricted Subsidiaries are owned by an unconsolidated joint venture.

2.2    Amendment to Section 6.04(g).  Section 6.04(g) is hereby amended and restated in its entirety to read as follows:

(g)           Investments in Joint Venture Interests and Unrestricted Subsidiaries; provided, that, both before and after giving effect to any such Investment, no Default shall exist, including, without limitation, a Default with respect to use of proceeds set forth in Section 5.08, and the MLP shall be in Pro Forma Compliance;

2.3    Amendment to Section 6.11.  Section 6.11 is hereby amended by amending and restating subclause (a) of the first proviso thereof in its entirety to read as follows:

“(a) for the Rolling Period ending on June 30 of each year, the Consolidated Debt Coverage Ratio may exceed the Standard Ratio so long as (i) the Consolidated Debt Coverage Ratio does not exceed 5.50 to 1.00 for such Rolling Period and (ii) the Asphalt Business Disposition has not occurred;”

Section 3.              Conditions Precedent.  This First Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 10.02 of the Credit Agreement) (the “Effective Date”):

3.1    The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable, if any, in connection with this First Amendment on or prior to the Effective Date.

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3.2    The Administrative Agent shall have received from the Required Lenders, the Borrower, the MLP and the Subsidiary Guarantor, counterparts (in such number as may be requested by the Administrative Agent) of this First Amendment signed on behalf of such Persons.

3.3    The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

3.4    No Default shall have occurred and be continuing, after giving effect to the terms of this First Amendment.

Section 4.              Miscellaneous.

4.1    Limited Waiver.  The Borrower and the MLP have informed the Administrative Agent and the Lenders that (a) the MLP does not expect to be in compliance with the Consolidated Debt Coverage Ratio covenant contained in Section 6.11 of the Credit Agreement (the “Leverage Ratio Covenant”) as of the last day of the fiscal quarter ending June 30, 2012 and (b) the MLP does not expect to be in compliance with Leverage Ratio Covenant as of the last day of the fiscal quarter ending September 30, 2012.  Accordingly, the Borrower and the MLP have requested that the Lenders irrevocably waive, and effective as of the Effective Date, the Lenders do hereby irrevocably waive, (x) the MLP’s compliance with the Leverage Ratio Covenant as of the last day of the fiscal quarter ending June 30, 2012; provided that (i) the Consolidated Debt Coverage Ratio as of the last day of the fiscal quarter ending June 30, 2012 does not exceed 6.5 to 1.00 and (ii) the Asphalt Business Disposition has not occurred, and (y) the MLP’s compliance with the Leverage Ratio Covenant as of the last day of the fiscal quarter ending September 30, 2012; provided that (i) the Consolidated Debt Coverage Ratio as of the last day of the fiscal quarter ending September 30, 2012 does not exceed 6.0 to 1.00 and (ii) the Asphalt Business Disposition has not occurred.  The foregoing waiver is hereby granted to the extent and only to the extent specifically stated herein and for no other purpose or period, and is expressly granted subject to the conditions stated herein, and shall not be deemed to (a) be a consent or agreement to, or waiver or modification of, any other term or condition of the Credit Agreement, any other Loan Document or any of the documents referred to therein, or (b) except as expressly set forth herein, prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement, any other Loan Document or any of the documents referred to therein.  Granting the waiver set forth herein does not and should not be construed to be an assurance or promise that waivers will be granted in the future.

4.2    Confirmation.  The provisions of the Credit Agreement, as amended by this First Amendment, shall remain in full force and effect following the effectiveness of this First Amendment.

4.3    Ratification and Affirmation; Representations and Warranties.  Each Obligor hereby: (a) acknowledges the terms of this First Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, after giving effect to the amendments contained herein; (c) agrees that from and after the Effective Date each reference to the Credit Agreement in the Subsidiary Guaranty and the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this First Amendment; and (d) represents and warrants to the Lenders that as of the date hereof, after

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giving effect to the terms of this First Amendment:  (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, unless such representations and warranties are stated to relate to a specific earlier date, in which case, such representations and warranties shall continue to be true and correct as of such earlier date and (ii) no Default has occurred and is continuing.

4.4    Loan Document.  This First Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

4.5    Counterparts.  This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of this First Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

4.6    NO ORAL AGREEMENT.  THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

4.7    GOVERNING LAW.  THIS FIRST AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURES BEGIN NEXT PAGE]

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first written above.

NUSTAR LOGISTICS, L.P.

By:	NuStar GP, Inc., its General Partner

	By:	/s/ Steven A. Blank
	Name:	Steven A. Blank
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

NUSTAR ENERGY L.P.

By:	Riverwalk Logistics, L.P., its General Partner

By:	NuStar GP, LLC, its General Partner

	By:	/s/ Steven A. Blank
	Name:	Steven A. Blank
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

NUSTAR PIPELINE OPERATING PARTNERSHIP L.P.

By:	/s/ Steven A. Blank
Name:	Steven A. Blank
Title:	Executive Vice President, Chief Financial
Officer and Treasurer

SIGNATURE PAGE TO FIRST AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as a Lender, as Swingline Lender, as an Issuing Bank and as Administrative Agent

By:	/s/ Muhammad Hasan
Name:	Muhammad Hasan
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

SUNTRUST BANK, as Co-Syndication Agent, an Issuing Bank and as a Lender

By:	/s/ Carmen Malizia
Name:	Carmen Malizia
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

BARCLAYS BANK PLC, as Co-Documentation Agent and as a Lender

By:	/s/ Vanessa A. Kurbatskiy
Name:	Vanessa A. Kurbatskiy
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

MIZUHO CORPORATE BANK, LTD., as Co-Syndication Agent and as a Lender

By:	/s/ Leon Mo
Name:	Leon Mo
Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Co-Documentation Agent, as an Issuing Bank and as a Lender

By:	/s/ Larry Robinson
Name:	Larry Robinson
Title:	Director

SIGNATURE PAGE TO FIRST AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

COMPASS BANK, as a Lender

By:	/s/ Veronica Cohen
Name:	Veronica Cohen
Title:	Risk and Portfolio Manager

SIGNATURE PAGE TO FIRST AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Vice President

By:	/s/ Virginia Cosenza
Name:	Virginia Cosenza
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Penny Tsekouras
Name:	Penny Tsekouras
Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ John Berry
Name:	John Berry
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Don J. McKinnerney
Name:	Don J. McKinnerney
Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Lender

By:	/s/ Andrew Oram
Name:	Andrew Oram
Title:	Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

THE ROYAL BANK OF SCOTLAND PLC,
as a Lender

By:	/s/ Brian D. Williams
Name:	Brian D. Williams
Title:	Authorised Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ John Prigge
Name:	John Prigge
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

UBS AG, STAMFORD BRANCH, as a Lender

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director Banking Products Services US

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director Banking Products Services US

SIGNATURE PAGE TO FIRST AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

BNP PARIBAS, as a Lender

By:
Name:
Title:

By:
Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

CREDIT SUISSE, CAYMAN ISLANDS BRANCH,
as a Lender

By:	/s/ Alain Daoust
Name:	Alain Daoust
Title:	Director

By:	/s/ Rahul Parmar
Name:	Rahul Parmar
Title:	Associate

SIGNATURE PAGE TO FIRST AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

BRANCH BANKING & TRUST COMPANY,
as a Lender

By:	/s/ De Von J. Lang
Name:	De Von J. Lang
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

CITIBANK, N.A., as a Lender

By:	/s/ Michael Zeller
Name:	Michael Zeller
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

COMERICA BANK, as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Michelle Latzoni
Name:	Michelle Latzoni
Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Mark Sparrow
Name:	Mark Sparrow
Title:	Director

SIGNATURE PAGE TO FIRST AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

FROST BANK, formerly The Frost National Bank, as a Lender

By:	/s/ Sarah Cernosek
Name:	Sarah Cernosek
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

CHANG HWA COMMERCIAL BANK, LTD.,
NEW YORK BRANCH, as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

FIRST COMMERCIAL BANK NEW YORK BRANCH,
as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT